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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 28, 2000




                              THE TITAN CORPORATION
                  (Exact name of registrant as specified in its
                                    charter)




             Delaware                    001-06035              95-2588754
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 (State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)




   3033 Science Park Road San Diego, California                92121-1199
   --------------------------------------------                ----------
   (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (858) 552-9500



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Item 5.  Other Events

Agreement to Acquire William C. Lindsey, Inc. (d/b/a LinCom Corporation)

         On January 28, 2000, The Titan Corporation ("Titan") signed a definitive agreement to acquire, subject to regulatory approvals, the outstanding stock of William C. Lindsey, Inc. (d/b/a LinCom Corporation) through a merger of a wholly-owned subsidiary of Titan with and into LinCom Corporation. A copy of the press release dated January 31, 2000 is attached hereto as Exhibit
99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)           Exhibits.

99.1     Press Release, dated January 31, 2000.















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE TITAN CORPORATION


Date:  February 4, 2000                 By:   /s/ Nicholas J. Costanza, Esq.
                                             -------------------------------
                                             Nicholas J. Costanza, Esq.
                                             Secretary and General Counsel
















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